Exhibit 10.2

EXECUTION VERSION

March 24, 2021

ABPCIC FUNDING III LLC,

as Debtor

U.S. BANK NATIONAL ASSOCIATION,

in its capacity as Collateral Agent, as the Secured Party

and

U.S. BANK NATIONAL ASSOCIATION,

as Custodian and Securities Intermediary

ACCOUNT CONTROL AGREEMENT

-i-

ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of March 24 2021, among ABPCIC FUNDING III LLC (the “Debtor”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as collateral agent (in such capacity, the “Collateral Agent”) on behalf of the Secured Parties to the Credit Agreement defined below (in such capacity, the “Secured Party”) and U.S. Bank, as custodian and securities intermediary (in such capacity, the “Securities Intermediary”).

In consideration of the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INTERPRETATION

Section 1. (a) Definitions. The terms defined in Section 13 will have the meanings therein specified for the purpose of this Agreement. In addition, all terms used herein which are defined in the Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among the Debtor, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as the Administrative Agent, and U.S. Bank, as the Collateral Agent and Custodian, or in Article 8 or Article 9 of the UCC and which are not otherwise defined herein are used herein as so defined.

(a) Rules of Construction. Unless the context otherwise clearly requires: (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (iii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (v) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (vi) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (vii) the words “herein,” “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (viii) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement.

ARTICLE II

APPOINTMENT OF SECURITIES INTERMEDIARY

Section 2. Each of the Debtor and the Secured Party hereby appoints the Securities Intermediary as securities intermediary hereunder. The Securities Intermediary hereby accepts such appointment.

ARTICLE III

THE SECURED ACCOUNTS

Section 3. (a) Establishment of Secured Accounts. The Securities Intermediary acknowledges and agrees that, at the direction and on behalf of the Secured Party, it has established and is maintaining on its books and records, in the name of the Debtor subject to the lien of the Secured Party, the following: (i) the securities accounts designated as (x) the interest collection account (the “Interest Collection Account”) and (y) the principal collection account (the “Principal Collection Account”) (such Interest Collection Account and Principal Collection Account, together with any replacements thereof or substitutions therefor, the “Collection Account”); (ii) the custodial account designated as the “Custodial Account” (such account, together with any replacements thereof or substitutions therefor, the “Custodial Account”); (iii) the interest reserve account designed as the “Interest Reserve Account” (such account, together with any replacements thereof or substitutions therefor, the “Interest Reserve Account”); (iv) the future funding reserve account designated as the “Future Funding Reserve Account” (such account, together with any replacements thereof or substitutions therefor, the “Future Funding Reserve Account”); (v) the payment account designated as the “Payment Account” (such account, together with any replacements thereof or substitutions therefor, the “Payment Account”); (vi) the securities account designated the “Lender Collateral Account” (such account, together with any replacements thereof or substitutions therefor, the “Lender Collateral Account”); (vii) the securities accounts designated as the “Closing Expense Account” (such account, together with any replacements thereof or substitutions therefor, the “Closing Expense Account”) and (viii) the Class A-T Funding Account (such account, together with any replacements thereof or substitutions therefor, the “Class A-T Funding Account”, and together with the Collection Account, the Custodial Account, the Interest Reserve Account, the Future Funding Reserve Account, the Payment Account, the Lender Collateral Account and the Closing Expense Account and any sub-accounts of such accounts hereinafter created at the direction of the Collateral Agent, the “Secured Accounts”). The account numbers and designation of the Secured Accounts as of the Closing Date are set forth on Schedule A.

(a) Status of Secured Accounts; Treatment of Property as Financial Assets; Relationship of Parties. The Securities Intermediary hereby agrees with the Debtor and Secured Party that: (i) each Secured Account is a “securities account” (within the meaning of Section 8-501(a) of the UCC) in respect of which the Securities Intermediary is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and to the extent that any Secured Account (into which cash is credited as set forth herein) is re-characterized as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), the Securities Intermediary shall be a “bank” (within the meaning of Section 9-102(a)(8) of the UCC), (ii) each item of property (whether cash, a security, an instrument or any other property) credited to any Secured Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC); provided that nothing herein shall require the Securities Intermediary to credit to any Secured Account or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) an asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or, except as set forth in clause (c) of this Section 3(b) below, to “maintain” a sufficient quantity thereof (within the meaning of Section 8-504 of the UCC) and (iii) each Secured Account and any rights or proceeds derived therefrom are subject to a security interest in favor of the Secured Party arising under the Credit Agreement. The Debtor and Secured Party hereby direct the Securities Intermediary, subject to the terms of this Agreement, to identify the Secured Party on its books and records as the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) with respect to each Secured Account and the property held therein and the Securities Intermediary agrees to do the same. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in bank loans or participations (collectively “Loan Assets”) may be acquired and delivered by the Debtor to the Securities Intermediary from time to time which are not evidenced by, or accompanied by delivery of, a security (as that term is defined in Section 8-102(a)(15) of the UCC) or an instrument (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Securities Intermediary of a facsimile copy of an assignment agreement (“Loan Assignment Agreement”) in favor of the Debtor as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Debtor and (c) any duty on the part of the Securities Intermediary with respect to such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Securities Intermediary in the physical custody of any such Loan Assignment Agreement that may be delivered to it; provided that the Securities Intermediary shall hold such Loan Assets as required by Section 8.4 of the Credit Agreement. It is acknowledged and agreed that the Securities Intermediary is not under a duty to examine underlying credit agreements or loan documents to determine the validity or sufficiency of any Loan Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof), or for the Debtor’s title to any related Loan Asset.

(b) The Securities Intermediary will, by book-entry notation, promptly credit to the applicable Secured Account all property to be credited thereto pursuant to the Credit Agreement and this Agreement.

(c) Form of Securities, Instruments, etc. All securities and other financial assets credited to any Secured Account that are in registered form or that are payable to or to the order of shall be (i) registered in the name of, or payable to or to the order of, the Securities Intermediary, (ii) indorsed to or to the order of the Securities Intermediary or in blank or (iii) credited to another securities account maintained in the name of the Securities Intermediary; and in no case will any financial asset credited to any Secured Account be registered in the name of, or payable to or to the order of, the Debtor or any other person or indorsed to or to the order of the Debtor or any other person, except to the extent the foregoing have been specially indorsed to or to the order of the Securities Intermediary or in blank or as contemplated by Section 3(b) with respect to certain Loan Assets.

(d) Securities Intermediary’s Jurisdiction. The Securities Intermediary agrees that, for the purposes of the UCC, (i) its “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) shall be the State of New York and (ii) to the extent that any Account (into which cash is credited as set forth herein) is re-characterized as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), its “bank’s jurisdiction” (within the meaning of Section 9-304(b) of the UCC) shall be the State of New York.

(e) Conflicts with other Agreements. The Securities Intermediary agrees that, if there is any conflict between this Agreement (or any portion thereof) and any other agreement (whether now existing or hereafter entered into) relating to any Secured Account, the provisions of this Agreement shall prevail.

(f) No Other Agreements. The Securities Intermediary hereby confirms and agrees that:

(i) other than the Credit Agreement, this Agreement and certain ancillary account form documents required by the Custodian (the “Account Documents”), there are no other agreements entered into between the Securities Intermediary and the Debtor with respect to any Secured Account or any financial asset or security entitlement credited thereto;

(ii) other than the Credit Agreement and this Agreement, it has not entered into, and until the termination of this Agreement will not enter into, any other agreement with any other Person (including the Debtor) relating to any Secured Account and/or any financial asset or security entitlement thereto (A) pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person or (B) with respect to the creation or perfection of any other security interest in any Secured Account or any financial asset or security entitlement credited thereto; and

(iii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3(h).

(g) Transfer Orders, Standing Instructions.

(i) The Debtor, the Secured Party and the Securities Intermediary each agree that if at any time an Authorized Officer of the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the New York UCC) or any other order (collectively, a “Transfer Order”) originated by the Secured Party and relating to any Secured Account or any financial assets or security entitlements credited thereto, the Securities Intermediary shall comply with such Transfer Order without further consent by the Debtor or any other Person.

(ii) At any time prior to the delivery to and receipt by the Securities Intermediary of a Notice of Exclusive Control, the Securities Intermediary shall comply with each Transfer Order it receives from the Debtor without the further consent of the Secured Party or any other Person; provided that in the event the Securities Intermediary receives conflicting Transfer Orders from the Secured Party and the Debtor, the Securities Intermediary shall follow the Transfer Order of the Secured Party and not the Debtor.

(iii) Upon receipt by the Securities Intermediary, in accordance with the notice requirements hereunder, of a Notice of Exclusive Control, and until such Notice of Exclusive Control is withdrawn or rescinded by the Secured Party in writing, the Securities Intermediary shall not comply with any Transfer Order it receives from the Debtor and shall act solely upon Transfer Orders received from the Secured Party.

ARTICLE IV

THE SECURITIES INTERMEDIARY

Section 4. (a) Performance of Duties. The Securities Intermediary may execute any of the powers hereunder or perform any of its duties hereunder directly or by or through agents, attorneys or employees; provided that the Securities Intermediary shall not be responsible for any misconduct or negligence on the part of any non-Affiliated agent or non-Affiliated attorney appointed by it with due care. The Securities Intermediary shall be entitled to consult with counsel selected with due care and to act in reliance upon the written opinion of such counsel concerning matters pertaining to its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon and in accordance with the advice or opinion of such counsel. Except as expressly provided herein, the Securities Intermediary shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Debtor, the Secured Party, the Administrative Agent or any other Person.

(a) No Change to Secured Accounts. Without the prior written consent of the Debtor and, so long as any Obligations remain unpaid or Commitment remains in effect, the Secured Party and the Administrative Agent, the Securities Intermediary will not change the account number or designation of any Secured Account; provided, however, that the Securities Intermediary shall be entitled to establish sub-accounts of the Secured Accounts without the prior consent of the Secured Party.

(b) Certain Information. The Securities Intermediary shall promptly notify the Debtor, the Administrative Agent and the Secured Party if an Authorized Officer of the Securities Intermediary with direct responsibility for administration of this Agreement has actual knowledge of or receives written notice that any Person asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to any Secured Account. The Securities Intermediary will send copies of all statements, confirmations and other correspondence relating to each Secured Account (and/or any financial assets credited thereto) simultaneously to the Debtor, the Administrative Agent and the Secured Party. The Securities Intermediary will furnish to the Secured Party, the Administrative Agent and the Debtor, upon written request, an account statement with respect to each Secured Account.

(c) Subordination. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any of the Secured Accounts, or any financial asset credited thereto, the Securities Intermediary hereby subordinates any such security interest therein to the security interest of the Secured Party in the Secured Accounts, in all property credited thereto and in all security entitlements with respect to such property. Without limitation of the foregoing, the Securities Intermediary hereby subordinates to such security interest of the Secured Party any and all statutory, regulatory, contractual or other rights now or hereafter existing in favor of the Securities Intermediary over or with respect to any Secured Account, all property credited thereto and all security entitlements to such property (including (i) any and all contractual rights of set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of the Debtor with respect to any Secured Account or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security interest in any Secured Account), except the Securities Intermediary may set off (i) the face amount of any checks that have been credited to any Secured Account but are subsequently returned unpaid because of uncollected or insufficient funds and (ii) reversals or cancellations of payment orders and other electronic fund transfers.

(d) Limitation on Liability. The Securities Intermediary shall not have any duties or obligations except those expressly set forth herein and shall satisfy those duties expressly set forth herein so long as it acts without gross negligence, willful misconduct, fraud or bad faith. Without limiting the generality of the foregoing, the Securities Intermediary shall not be subject to any fiduciary or other implied duties, and the Securities Intermediary shall not have any duty to take any discretionary action or exercise any discretionary powers. None of the Securities Intermediary, any officer, agent, stockholder, partner, member, director or employee of the Securities Intermediary or any Affiliate of the Securities Intermediary shall have any liability, whether direct or indirect and whether in contract, tort or otherwise, for (i) any action taken or omitted to be taken by any of them hereunder or in connection herewith unless such act or omission constituted gross negligence, willful misconduct, fraud or bad faith on its part or (ii) any action taken or omitted to be taken by the Securities Intermediary in accordance with the terms hereof at the express direction of the Secured Party. In addition, the Securities Intermediary shall have no liability for making any investment or reinvestment of any cash balance in any Secured Account, or holding amounts uninvested in such accounts, pursuant to the terms of this Agreement. The liabilities of the Securities Intermediary shall be limited to those expressly set forth in this Agreement. The Securities Intermediary shall not be liable for any action it takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers hereunder. The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default or Notice of Exclusive Control unless an Authorized Officer of the Securities Intermediary has actual knowledge thereof or unless written notice thereof is received by an Authorized Officer of the Securities Intermediary. For the avoidance of doubt, to the extent permitted by applicable law, the Securities Intermediary shall not be responsible for complying with Section 8-505(a) of the UCC. With the exception of (x) this Agreement, (y) relevant terms used herein and expressly defined in the Credit Agreement and (z) the provisions of the Credit Agreement expressly referred to herein, the Securities Intermediary is not responsible for or chargeable with knowledge of any terms or conditions contained in any agreement referred to herein, including, but not limited to, the Credit Agreement. The Securities Intermediary shall in no event be liable for the application or misapplication of funds by any other person, or for the acts or omissions of any other person (including, without limitation, those of the Debtor). The Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document.

(e) Reliance. The Securities Intermediary shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any notice, request, opinion, report, certificate, consent, statement, instrument, document or other writing including, but not limited to, an electronic mail communication delivered to the Securities Intermediary under or in connection with this Agreement and in good faith and believed by it to be genuine and to have been signed or sent by the proper Person. The Securities Intermediary may consult with legal counsel, independent accountants and other experts selected by it with due care, and shall not be liable for any action taken or not taken by the Securities Intermediary in good faith and in accordance with the advice of any such counsel, accountants or experts.

(f) Court Orders, etc. If at any time the Securities Intermediary is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects any Secured Account (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Secured Account or any financial asset in any Secured Account), the Securities Intermediary is authorized to take such action as legal counsel of its own choosing advises appropriate to comply therewith; and if the Securities Intermediary complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Securities Intermediary will not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(g) Successor Securities Intermediary.

(i) Merger. Any Person into whom the Securities Intermediary may be converted or merged, or with whom it may be consolidated, or to whom it may sell or transfer its trust or other business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, sale, merger, consolidation or transfer to which the Securities Intermediary is a party, shall (provided it is otherwise qualified to serve as the Securities Intermediary hereunder) be and become a successor Securities Intermediary hereunder and be vested with all of the powers, immunities, privileges and other matters and subject to all of the obligations as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(ii) Resignation. The Securities Intermediary and any successor thereto may at any time resign, and a successor Securities Intermediary shall be appointed, in each case, in accordance with the provisions of Section 7.8 of the Credit Agreement.

(h) Compensation and Reimbursement. The Debtor agrees: (i) to pay to the Securities Intermediary from time to time, reasonable compensation for all services rendered by it hereunder; and (ii) to reimburse the Securities Intermediary upon its request for all reasonable and customary expenses, disbursements and advances incurred or made by the Securities Intermediary in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent accountants and counsel), except any expense, disbursement or advance as may be attributable to gross negligence, fraud, bad faith or willful misconduct on the part of the Securities Intermediary. Notwithstanding anything to the contrary provided herein, all amounts payable by the Debtor to the Securities Intermediary under this Agreement shall be payable only in accordance with, and subject to, Sections 9.1 and 6.4 of the Credit Agreement.

(i) Securities Intermediary and its Affiliates. U.S. Bank and any of its Affiliates providing services in connection with the transactions contemplated in the Loan Documents shall have only the rights, duties and responsibilities expressly provided in its various capacities and shall not, by virtue of it or any Affiliate acting in any other capacity be deemed to have rights, duties or responsibilities other than as expressly provided with respect to each such capacity. U.S. Bank (or its Affiliates), in its various capacities in connection with the transactions contemplated in the Loan Documents, including as Securities Intermediary, may enter into business transactions, including the acquisition of investment securities as contemplated by the Loan Documents, from which it and/or such Affiliates may derive revenues and profits in addition to the fees stated in the various Loan Documents, without any duty to account therefor.

(j) Force Majeure. In no event shall the Securities Intermediary be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Securities Intermediary shall use reasonable best efforts which are consistent with accepted practices in the banking industry to maintain performance and, if necessary, resume performance as soon as practicable under the circumstances

(k) Perfection. The Securities Intermediary shall have no responsibility or liability for (i) preparing, recording, filing, re-recording or refiling any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to the Secured Party or otherwise or (iv) the validity or perfection of any such lien or security interest.

(l) Facsimile and Electronic Transmissions. The Securities Intermediary agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods; provided that any person providing such instructions or directions shall provide to the Securities Intermediary an incumbency certificate listing such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Debtor elects to give the Securities Intermediary e-mail or facsimile instructions (or instructions by a similar electronic method), the Securities Intermediary’s understanding of such instructions shall be deemed controlling. The Securities Intermediary shall not be liable for any losses, costs or expenses arising directly or indirectly from the Securities Intermediary’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Debtor agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Securities Intermediary in accordance with the foregoing, including without limitation the risk of the Securities Intermediary acting on unauthorized instructions, and the risk of interception and misuse by third parties.

ARTICLE V

INDEMNITY; LIMITATION ON DAMAGES; EXPENSES; FEES

Section 5. (a) Indemnity. (i) Subject to Section 5(a)(ii), the Debtor hereby indemnifies and holds harmless the Securities Intermediary, its Affiliates and their respective officers, directors, employees, representatives and agents (collectively referred to for the purposes of this Section 5(a) as the Securities Intermediary), against any loss, claim, damage, expense or liability (including the costs and expenses of defending against any claim of liability), or any action in respect thereof, to which the Securities Intermediary may become subject, whether commenced or threatened, insofar as such loss, claim, damage, expense, liability or action arises out of or is based upon the execution, delivery, performance or enforcement of this Agreement, but excluding any such loss, claim, damage, expense, liability or action arising out of the fraud, bad faith, gross negligence or willful misconduct of the Securities Intermediary, and shall reimburse the Securities Intermediary promptly upon demand for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Securities Intermediary in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, expense, liability or action as such expenses are incurred (collectively, the “Losses”). No provision of this Agreement shall require the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The obligations of the Debtor under this clause (a) are referred to as the “Securities Intermediary Indemnity”. The provisions of this section will survive the termination of this Agreement and the resignation or removal of the Securities Intermediary.

(i) The obligation of the Debtor to pay any amounts in respect of the Securities Intermediary Indemnity shall be subject to the priority of payments set forth in Sections 9.1 and 6.4 of the Credit Agreement and shall survive the termination of this Agreement and the resignation or removal of the Securities Intermediary.

(ii) The Securities Intermediary shall be entitled to the benefit of the indemnities in Section 7.6 of the Credit Agreement to the same extent as the Collateral Agent.

(b) Expenses and Fees. The Debtor shall be responsible for, and hereby agrees to pay, all reasonable, documented out-of-pocket costs and expenses incurred by the Securities Intermediary in connection with the establishment and maintenance of each Secured Account, including the Securities Intermediary’s customary fees and expenses, any reasonable, documented out-of-pocket costs or expenses incurred by the Securities Intermediary as a result of conflicting claims or notices involving the parties hereto, including the reasonable fees and expenses of its external legal counsel, and all other reasonable costs and expenses incurred in connection with the execution, administration or enforcement of this Agreement including reasonable attorneys’ fees and costs, whether or not such enforcement includes the filing of a lawsuit. Notwithstanding anything to the contrary provided herein, all amounts payable by the Debtor to the Securities Intermediary under this Agreement shall be payable only in accordance with, and subject to, Sections 9.1 and 6.4 of the Credit Agreement.

(c) No Consequential Damages. Notwithstanding anything in this Agreement to the contrary, in no event shall the Securities Intermediary be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Securities Intermediary has been advised of such loss or damage and regardless of the form of action.

ARTICLE VI

REPRESENTATIONS AND AGREEMENTS

Section 6. The Securities Intermediary represents to and agrees with the Debtor and the Secured Party that:

(a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing.

(b) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance; and this Agreement has been, and each other such document will be, duly executed and delivered by it.

(c) Obligations Binding. Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(d) Waiver of Setoffs. The Securities Intermediary hereby expressly waives any and all rights of setoff that such party may otherwise at any time have under Applicable Law with respect to any Secured Account.

(e) Ordinary Course. The Securities Intermediary, in the ordinary course of its business, maintains securities accounts and deposit accounts for others and is acting in such capacity in respect of any Secured Account.

(f) Comply with Duties. The Securities Intermediary will comply at all times with the duties of a “securities intermediary” under Article 8 of the UCC and a “bank” within the meaning of Section 9-102(a)(8) of the UCC.

(g) Participant of the Federal Reserve Bank of New York. The Securities Intermediary is a member of the Federal Reserve System.

(h) Consents. All governmental and other consents that are required to have been obtained by the Securities Intermediary with respect to the execution, delivery and performance by the Securities Intermediary of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

ARTICLE VII

ADVERSE CLAIMS

Section 7. Except for the claims and interest set forth in this Agreement, no Authorized Officer of the Securities Intermediary actually knows of any claim to, or interest in, any Secured Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If an Authorized Officer of the Securities Intermediary with direct responsibility for administration of this Agreement has actual knowledge of or receives written notice that any Person asserts or seeks to assert a lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Secured Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Debtor and the Administrative Agent thereof (and the Debtor shall promptly notify the Secured Party thereof).

ARTICLE VIII

TRANSFER

Section 8. Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by any party without the prior written consent of each other party and the Administrative Agent, except as specified in Section 10(d). Any purported transfer that is not in compliance with this Section 8 will be void.

ARTICLE IX

TERMINATION

Section 9. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in each Secured Account and the financial assets credited thereto, are powers coupled with an interest and will be affected neither by the bankruptcy of the Debtor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the earlier of (a) that date upon which the security interest of the Secured Party in each Secured Account has been terminated pursuant to the terms of the Credit Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing and (b) that date on which the Secured Party releases or terminates its security interest in each Secured Account and the Secured Party has notified the Securities Intermediary of such termination in writing. The Securities Intermediary shall thereafter take such steps as the Debtor may reasonably request to vest ownership and control of the Secured Accounts in the Debtor.

ARTICLE X

MISCELLANEOUS

Section 10. (a) Entire Agreement. This Agreement (along with the other Loan Documents) constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(a) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission), executed by each of the parties hereto and the Administrative Agent, and the Debtor shall provide notice to the Rating Agency of any such amendment, modification or waiver.

(b) Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty. In addition, the rights of the Securities Intermediary under Sections 4 and 5, and the obligations of the Debtor under Section 5, shall survive the termination of this Agreement.

(c) Benefit of Agreement. Subject to Section 8, this Agreement shall be binding upon and inure to the benefit of the Debtor, the Secured Party and the Securities Intermediary and their respective successors and permitted assigns. The Securities Intermediary acknowledges and consents to the collateral assignment of the Secured Accounts and all property contained within the Secured Accounts by the Debtor to the Collateral Agent for the benefit of the Secured Parties under the Credit Agreement.

(d) Counterparts. This Agreement (and each amendment, modification and waiver in respect of it) may be executed by electronic signature (including, without limitation, any PDF file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the Agents) and delivered in counterparts (including by facsimile transmission and e-mail correspondence), each of which will be deemed an original. Each electronic counterpart shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

(e) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(f) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

(g) Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

(h) No Agency. Notwithstanding anything that may be construed to the contrary, it is understood and agreed that the Securities Intermediary is not, nor shall it be considered to be, an agent, of the Secured Party. In addition, the Securities Intermediary shall not act or represent itself, directly or by implication, as an agent of the Secured Party or in any manner assume or create any obligation whatsoever on behalf of, or in the name of, the Secured Party.

(i) Payments by Debtor. Any amounts required to be paid pursuant to this Agreement by the Debtor shall be paid or caused to be paid by the Debtor to the applicable Person on the Quarterly Payment Date following such Person’s demand therefor in accordance with Section 9.1 of the Credit Agreement; provided that such demand is made no later than two Business Days prior to the applicable Quarterly Payment Date, or in the case of the liquidation of the Collateral, in accordance with Section 6.4 of the Credit Agreement.

(j) Limited Recourse Against Debtor. Notwithstanding any other provision of this Agreement, each of the parties hereto hereby agrees that any obligations of the Debtor under this Agreement are limited recourse obligations of the Debtor, payable solely from the Collateral in accordance with Sections 9.1(a) and 6.4 of the Credit Agreement, and following realization of the Collateral, all obligations of the Debtor under this Agreement and any claims of a party hereto against the Debtor shall be extinguished and shall not thereafter revive. No recourse shall be had against any officer, director, general partner, manager, member, employee, stockholder or incorporator of the Debtor or its successors or assigns for any amounts payable under this Agreement. The provisions of this Section 10(k) shall survive the expiration or termination of this Agreement.

(k) No Bankruptcy Petition. The parties hereto agree that they shall not institute against, or join any other Person in instituting against the Debtor, any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state bankruptcy laws or any similar laws until at least one year and one day (or any other applicable preference period then in effect) after payment in full of all of the Obligations under the Credit Agreement. This Section 10(l) shall survive the expiration or termination of this Agreement. Nothing in this Agreement shall preclude, or be deemed to stop, the Securities Intermediary or the Secured Party (i) from taking any action prior to the expiration of the aforementioned one year and one day (or longer) period in (A) any case or proceeding voluntarily filed or commenced by the Debtor or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Securities Intermediary or the Secured Party or (ii) from commencing against the Debtor or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

(l) Each of the parties hereto hereby agrees (i) that the State of New York is the Custodian’s jurisdiction for purposes of the New York Uniform Commercial Code, and the law of the State of New York governs all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary.

ARTICLE XI

NOTICES

Section 11. (a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth in Section 12.1 of the Credit Agreement; provided that a Notice of Exclusive Control shall be in writing (and if delivered by facsimile or electronic transmission, shall also be sent by overnight mail delivery) and shall not be effective until and unless actually received by the Securities Intermediary at the Notice Address (including for the avoidance of doubt, notices or other communications sent by facsimile or electronic transmission).

(a) Change of Addresses. Any party hereto may by written notice to each other party hereto, change the address or facsimile number at which notices or other communications are to be given to it hereunder.

ARTICLE XII

GOVERNING LAW AND JURISDICTION

Section 12. (a) Governing Law. This Agreement, each Secured Account and any matter arising among the parties under or in connection with this Agreement or any Secured Account, will be governed by and construed in accordance with the laws of the State of New York. The parties hereto agree that (i) the Account Documents are hereby amended as of the Amendment Date to provide that with respect to the Accounts, the law applicable to all issues specified in Article 2(1) of the Hague Securities Convention shall be the law of the State of New York and (ii) the Account Documents shall collectively constitute the “account agreement” as such term is used and defined in, and for all purposes under, the Hague Securities Convention (the “Account Agreement”). The parties hereto agree that no amendment or express reaffirmation with respect to the Account Agreement shall be entered into that would have the effect of changing the parties’ choice of law set forth in the previous sentence without the prior written consent of the parties hereto.

(a) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement or any matter among the parties arising under or in connection with this Agreement (“Proceedings”), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(b) Waiver of Jury Trial Right. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING. Each party hereby (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that any other party would not, in the event of a Proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph (c).

ARTICLE XIII

DEFINITIONS

Section 13. As used in this Agreement:

“Agreement” has the meaning specified in the Recitals.

“consent” includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Credit Agreement” has the meaning specified in Section 1(a).

“Debtor” has the meaning specified in the Recitals.

“Notice Address” with respect to the Securities Intermediary means U.S. Bank National Association, Global Corporate Trust, 214 North Tryon Street, Charlotte, North Carolina 28202-1078; Reference: ABPCIC Funding III LLC.

“Notice of Exclusive Control” means a notice delivered to and received by the Securities Intermediary by the Secured Party in accordance with Section 11(a) stating that it is a Notice of Exclusive Control and the Secured Party is exercising exclusive control over the Secured Accounts.

“Person” means any natural person or legal entity, including any corporation, partnership, limited liability company, statutory or common law trust, or governmental entity or unit.

“Proceedings” has the meaning specified in Section 12(b).

“Secured Accounts” has the meaning specified in Section 3(a).

“Secured Party” has the meaning specified in the Recitals.

“Securities Intermediary” has the meaning specified in the Recitals.

“Securities Intermediary Indemnity” has the meaning specified in Section 5(a).

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above with effect from such date.

Debtor:

ABPCIC FUNDING III LLC,

By: AB Private Credit Investors Corporation, its designated manager

By:	/s/ Christopher Terry
Name: Christopher Terry
Title: Vice President

[Account Control Agreement]

Secured Party:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Scott D. DeRoss
Name: Scott D. DeRoss
Title: Senior Vice President

Securities Intermediary:

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary and Custodian

By:	/s/ Scott D. DeRoss
Name: Scott D. DeRoss
Title: Senior Vice President

[Account Control Agreement]